FILE NO. 2-27539

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 60	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 46	[X]
(Check appropriate box or boxes)

ARMSTRONG ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

750 North St. Paul St., Suite 1300, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (214) 720-9101

C. K. Lawson
President
Armstrong Associates, Inc.
750 North St. Paul St.
Suite 1300
Dallas, Texas 75201
(Name and Address for Agent for Service)

Approximate Date of Proposed Public Offering: October 28, 2011

It is proposed that this filing will become effective (check appropriate box)
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(i)
[ ]	on November 23, 2010 pursuant to paragraph (a)(i)
[ ]	75 days after filing pursuant to paragraph (a)(ii)
[ ]	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED	COMMON STOCK ($1.00 PAR VALUE)

Prospectus
October 28, 2011

Table of Contents

Investment Objective	1
Fees and Expenses	1
Shareholders Fees	1
Annual Fund Operating Expenses	1
Expense Example	1
Portfolio Turnover	1
Principal Investment Strategies	2
Primary Risks of Investing	2
Who Should Invest	2
Information on Risk/Return	3
Investment Management of the Fund	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Investment Objective, Strategies and Risks	4
Discussion of Primary Risks	5
Disclosure of Portfolio Holdings	6
Investment Management Information	6
Investing in the Fund	7
Pricing of Fund Shares	7
Information on Purchase and Redemption of Shares	8
Dividends and Distributions	9
Frequent Purchases and Redemptions of Fund Shares	9
Tax Information on Fund Distributions	9
Condensed Financial Information	10
Purchase Application	12
Instructions for Purchase Application	13

Investment Objective

The investment objective of the Fund is capital growth.

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:	None
Deferred Sales Charge (Load):	None
Sales Charge (Load) Imposed on Reinvested Dividends:	None
Redemption Fee:	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees:	0.80%
Distribution Fees:	None
Other Expenses:	0.50%
TOTAL ANNUAL OPERATING EXPENSES:	1.30%

Expense Example
The following example is intended to help you compare the cost of investing in Armstrong with the cost of investing in other mutual funds.  It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund.  This example assumes that the Fund provides a return of 5% per year, and that the operating expenses remain the same.  The results apply whether or not you redeem your investment at the end of each period.

1 Year	3 Years	5 Years	10 Years
$130	$410	$718	$1,635

This example should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Armstrong invests in common stocks traded on U. S. market exchanges which offer the prospect of growth in earnings and market value.  Portfolio emphasis is on companies offering favorable long term investment opportunities.  The Fund follows a flexible approach to the capitalization size of portfolio investment.  High quality short-term debt investments, such as U.S. Treasury Bills, are used to adjust the Fund’s equity position.

Primary Risks of Investing

The Fund’s share price changes daily based on the value of its holdings.  You could lose money by investing in the Fund because:

• Equity markets and individual stocks are inherently volatile and prices fluctuate widely which results in Market Risk.

• Selection of portfolio investments that are unsuccessful due to unanticipated events orfundamental business reasons can result in Stock Selection Risk.

• Varying the investment balance of the portfolio between equities and short-term debt can result in reduced portfolio equity exposure during up market cycles and excessive exposure during down markets resulting in Portfolio Balance Risk.

Any and all of the above factors could result in Armstrong failing to achieve its objective of capital growth.  The Fund’s total return can be expected to fluctuate within a wide range and stock value declines can continue for extended periods of time.

Who Should Invest

The Fund is designed for long term investors who are seeking the opportunity for higher long term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth.  While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short term market swings. Dividend and interest income from Fund investments is incidental to the primary objective of capital growth.

Information on Risk/Return

The bar chart below provides some indication of risks of investing in the Fund by showing the Fund’s performance in each calendar year over a ten-year period.  The table shows how the Fund’s average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index.  It is important for you to keep in mind that the Fund’s past performance does not indicate how it will perform in the future, before or after taxes.

Calendar Year Total Returns

Average Annual Total Returns (for year ending 12/31/2010)	1 Year	5 Years	10 Years
Armstrong Associates, Inc.
Return Before Taxes	8.00%	0.45%	0.29%
Return After Taxes on Distributions	7.85%	-0.12%	-0.17%
Return After Taxes on Distributions
and Sale of Fund Shares	5.19%	0.11%	-0.06%
Standard & Poor’s 500	12.78%	2.98%	1.69%
(reflects no deductions for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Management of the Fund

Investment Adviser
Portfolios, Inc., is the Fund’s Investment Advisor

Portfolio Manager
C. K. Lawson is the individual primarily responsible for the day to day management of the Fund’s portfolio.  Mr. Lawson has been responsible for the management of the Fund’s portfolio since the Adviser’s formation in 1971.  Mr. Lawson has been the President, Treasurer and a director of the Fund and Portfolios since 1971.

Purchase and Sale of Fund Shares

Minimum Initial Investment:
$250

Minimum Subsequent Investment:
$50

General Information:
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business.  Transactions may be initiated by written request.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401K plans or individual retirement accounts.

Investment Objective, Strategies and Risks

The investment objective of Armstrong is capital growth.  The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short term debt investments in its portfolio.

The Fund normally invests in common stocks which offer strong long term growth potential and that are judged to be attractively valued relative to the market and to their prospects.  The Fund follows a flexible approach to the capitalization size of portfolio investment.  Investments are selected through fundamental research on individual companies that take into consideration industry, economic, political and marketplace factors that are expected to play a role in the success of an investment.  After purchase, investments are monitored closely to gauge actual developments versus expectations.

The Fund’s fundamental approach to growth investments is not short term oriented and, as a result, the Fund’s portfolio turnover ratio is usually relatively low.  Nevertheless, the Fund may sell a security within a relatively short period of time if changes in investment prospects indicate a sale would be advisable.

The general market environment and level of perceived valuation risk in the market as well as the availability of reasonably valued investment opportunities all play a role in decisions to adjust the Fund’s exposure to common stocks.  Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to adjust portfolio exposure to equity markets as a mechanism to moderate or expand market participation.  Over the past five years, through the most recent June 30 fiscal year-end, the portion of the portfolio invested in common stocks ranged from a high of 98.75% to a low of 62.49%.  The percentage of the Fund’s portfolio invested in common stocks can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the past five years.  As of September 30, 2011, common stocks represented 84.34% of the total net assets of the Fund’s portfolio.

The investment objective of the Fund will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund.  The policies and techniques used in seeking to attain the objective of the Fund may be changed without shareholder approval.

Discussion of Primary Risks

Market Risk
Armstrong is managed with the objective of capital growth.  Dividend income is incidental to the primary objective.  Common stocks, the primary investment vehicle of the Fund, have a high level of price volatility that results in broad swings in the price level of individual stocks and equity markets.  Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.  These fluctuations have a direct impact on Armstrong’s per share price and the total return to shareholders.

Stock Selection Risk
The Fund’s portfolio at any time will hold a relatively limited number of stock issues when compared to the market overall.  In addition, many broad market equity indices are market-value weighted, giving large-cap stocks included in a specific index a disproportionate impact on the overall performance of such index.  Importantly, Fund portfolio investments are selected based on the investment prospects seen over a time horizon of from one to three years which can result in a timing risk between year-to-year market results and the timing of the investment returns expected to be seen for investment in individual stocks.  In addition, market indices do not reflect the various expenses incurred by a mutual fund.  These factors can result in the Fund underperforming specific broad market indices as well as other funds with similar investment objectives.

Portfolio Balance Risk
The Fund invests in high quality short term debt in varying amounts when a reduced level of exposure to equity investments is desired to lower market risk and to enhance portfolio liquidity for market timing purposes.   The use of short term debt in the Fund’s portfolio can restrain asset growth in periods of rising markets and cushion asset declines in negative markets.

Any of the above factors could result in Armstrong failing to achieve its objective of capital growth.  The Fund’s total return can be expected to fluctuate within a wide range, so an investor could lose money with an investment in Armstrong.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information which is available on request without charge.

Investment Management Information

Compensation of Investment Advisor
The investments of the Fund are managed by Portfolios, Inc.  Portfolios was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors.  As compensation for its investment management services to the Fund, Portfolios is paid monthly a fee at the annual rate of 0.8% of the Fund’s average daily net assets. Portfolios furnishes to the Fund, without additional charge, office space, telephone service and utilities.

Portfolios also performs certain accounting, filing and pricing services for the Fund under an administrative services agreement for which the Fund compensates Portfolios at a rate of $16,000 per year.  In addition, Portfolios is the Fund’s transfer agent.   As the transfer agent Portfolios receives a fee of $8,400 per year from the Fund.

Portfolio’s address is 750 N. St. Paul, Suite 1300, Dallas, Texas 75201-3250.  It is a wholly owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson, whose business relates primarily to Portfolios, Inc.

Disclosure regarding approval of the Investment Advisory Contract
A discussion regarding the Board of Director’s basis for approving the most recent continuance of the investment advisory contract for the Fund is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2010.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

Portfolio Manager
C. K. Lawson is the individual primarily responsible for the day to day management of the Fund’s portfolio.  Mr. Lawson has been responsible for the management of the Fund’s portfolio since the Adviser’s formation in 1971.  Mr. Lawson has been the President, Treasurer and a director of the Fund and Portfolios since 1971.

Investing in the Fund

Pricing of Fund Shares

The purchase and redemption price of the Fund’s shares is equal to the Fund’s net asset value per share next calculated after the order is received in proper form.  The Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends “ex” but not paid) and dividing the result by the total number of shares outstanding.

The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  The Fund shares will not be priced on any days that the New York Stock Exchange does not open.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and (ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.

When market quotations are not available, a security shall be valued at the fair market value determined in line with procedures established by the Board of Directors of the Fund.  In the event that the Fund should have other assets, they would also be valued at fair market value as determined in good faith by the Board of Directors.  Using fair market value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Information on the Purchase and Redemption of Shares

How to Purchase Shares of the Fund

INITIAL INVESTMENTS:
To purchase shares of Armstrong for an account which does not currently own Armstrong shares, complete the Purchase Application on page 12 and mail it together with a check made payable to Armstrong Associates, Inc., 750 N. St. Paul, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments in Armstrong.

SUBSEQUENT INVESTMENTS:
To purchase additional Armstrong shares for an existing account, send a check made payable to Armstrong Associates, Inc., including the Armstrong shareholder account name and number and mail to Armstrong Associates, Inc., 750 N. St. Paul, Suite 1300, Dallas, Texas 75201-3250.

PURCHASE PRICE AND EFFECTIVE DATE:
Shares purchased will be priced at the net asset value per share next determined after the check and, if applicable, other required information has been received by the Fund.  The Transfer Agent will mail a confirmation of the purchase to the account’s address of record.  The Fund reserves the right to refuse any order for the purchase of its shares.

STOCK CERTIFICATES:
Stock certificates for shares will not be issued unless requested. Certificates for fractional shares will not be issued.  In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.  If a certificate is lost, an insurance bond will be required to replace it.

Redemption of Fund Shares

IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee.  Under certain circumstances additional documentation may be required.

IF A STOCK CERTIFICATE HAS BEEN ISSUED
You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed, properly endorsed for transfer, with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

TIMING OF REDEMPTION
Shares are redeemed at the net asset value next determined after the receipt of your written request for redemption accompanied by all necessary documentation properly completed.

DISTRIBUTION OF PROCEEDS
Proceeds are normally mailed within four days of receipt of the written redemption request along with the proper documentation.  Redemption proceeds will not be mailed, however, until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) associated with share purchases have cleared (which may take up to 15 calendar days from the purchase date).  Proceeds are mailed to the shareholder’s address of record unless specific written instructions are received from the shareholder to the contrary.

SIGNATURE GUARANTEES
To ensure that you are the person who has authorized a redemption from your account, the Fund may require that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

TRANSACTIONS THROUGH BROKERS
Investors who purchase or redeem shares of the Fund through broker dealers may be subject to service fees imposed by the broker-dealer with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.

Dividends and Distributions

Armstrong earns income from dividends and interest on its investments.  The Fund also realizes capital gains or losses from the sale of securities.  It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year.  Unless you elect otherwise, dividends and capital gains distributions will be reinvested.  They will be paid to you in the form of additional shares of the Fund which will be credited to your account.

Frequent Purchases and Redemptions of Fund Shares

Armstrong does not encourage the short term trading of its shares due to the potential negative effect such trading could have on the Fund and its shareholders.  As a preventive measure, the Board of Directors of Armstrong has adopted policies and procedures to be followed with respect to the handling of purchases that are likely to be quickly redeemed.  All purchase orders are reviewed prior to their acceptance.  If, on evaluation, the purchase seems likely to be redeemed within a timeframe that would be detrimental to the Fund and its shareholders, the purchase will be declined.

Tax Information on Fund Distributions

Fund distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund.  Information as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

Condensed Financial Information

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 37 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by Travis Wolff, LLP, beginning with the year ended June 30, 2009, whose report, along with the Fund’s financial statements, are included in the Statement of Additional Information which is available upon request.  The information for years prior to 2009 had been audited by other independent auditors.

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	2011	2010	2009	2008	2007	2006

Net asset value, Beginning of year	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13
Income (loss) from investment operations
Net investment income (loss)	.05	.02	.04	.06	.04	.02
Net realized and unrealized gains (losses) on investments	1.97	.58	(2.72)	(.62)	1.27	.67
Total from investment operations	2.02	.60	(2.68)	(.56)	1.31	.69
Less distributions
Dividends from net investment income	.04	.02	.05	.07	.02	.03
Distributions from net realized gains	—	—	.43	.86	.41	.33
Net asset value, end of year	$11.25	$9.27	$8.69	$11.85	$13.34	$12.46

Total return	21.82%	6.89	-22.39	-4.55	10.44	5.69
Ratios/supplemental data
Net assets, end of period (000’s)	$14,837	$12,205	12,271	16,777	18,406	17,506
Ratio of expenses to average net assets	1.30	1.32	1.30	1.17	1.2	1.2
Ratio of net investment income to average net assets	.5	.3	.4	.5	.3	.2
Portfolio turnover rate	10%	4	5	2	4	11

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.3	1.2	1.3	1.2	1.2	1.2	1.2	1.3	1.4	1.4
Ratio of net investment income to average net assets	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	7	5	4	7	9	6	3	20	7	19

(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the thirty-seven year period ended June 30, 2011.

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.8	1.8	1.8	1.9	1.9	1.8	1.9	2.0	1.7	1.6	1.7
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.6	1.6	1.7	1.5	1.6	1.5	1.5	1.5	1.5	1.5
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

Purchase Application  See page 13 for instructions

To Open Account
My check for $_______________________ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.

Registration
Please register my shares as follows (see page 13 for registration instructions):

Name

Mailing Address  (If P.O. Box, a street address is also necessary)

Street Address

City	State	ZIP

Home Telephone (including area code)

Business Telephone (including area code)

Citizenship of Owner:	[ ] U.S Citizen	[ ] Resident Alien	[ ] Non-resident Alien

Country of Residence (for non-resident alien)

Date of Birth

Social Security or Tax Identification Number

Dividend Reinvestment
_____     Reinvest all my dividends and capital gains distributions in full and fractional shares.
_____     Reinvest all my capital gains distributions in full and fractional shares but send my dividends to me in cash.
_____     Remit all dividends and distributions to me in cash.

Stock Certificates
All shares purchased will be credited to the shareholder’s account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.

Signature Information
Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

Certification and Acknowledgement
I acknowledge that I have received a copy of the current prospectus of Armstrong Associates, Inc.

I certify, under penalties of perjury, that the Tax Identification/Social Security number given above is correct and I am not subject to back-up withholding (see page 13).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of applicant	Signature of co-owner (if applicable)

Date

TEAR HERE

Instructions for Purchase Application

Instructions for Opening Account
Complete the Purchase Application on page 12 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

Armstrong Associates, Inc.
750 N. St. Paul
Suite 1300
Dallas, Texas 75201-3250

Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

Do not use the Purchase Application on page 12 to open an IRA account. Appropriate forms for an IRA are available on request.

Registration Instructions (Purchase by one individual)
State applicant’s full name. A married woman must use her own given name.
Example: Jane S. Jones (NOT Mrs. John R. Jones)

Joint Registrants
1. Joint tenants with rights of survivorship and not as tenants in common. When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: “John R. Jones and Jane S. Jones, JT.TEN.WROS.”

2. Tenants in Common. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner. Example: “John R. Jones and Jane S. Jones, ATIC.”

Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.

Custodian for a Minor
The following form of registration should be used: “Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to Minors Act.” The tax identification number provided should be that of the minor.

Partnerships
Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.

Corporations
Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.

Backup Withholding
You are not subject to backup withholding if the Internal Revenue Service (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 12 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.

Information on Armstrong

A No-Load Mutual Fund
Armstrong Associates, Inc. is a no-load mutual fund.  There are no sales commissions charged by the Fund when you buy or redeem shares.

Investment Objective
Armstrong’s investment objective is capital growth.  The Fund seeks this objective through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

Prospectus Information
This Prospectus contains information an investor should know about the Fund before investing.  Please retain it for future reference.

Additional Information
Armstrong’s Statement of Additional Information includes additional information about the Fund.  Information about Armstrong’s investments is available in its annual and semi-annual reports to shareholders.  In Armstrong’s annual shareholders report you will also find a discussion of the market conditions and investment considerations that relate to the Fund’s performance and investment activity during its last fiscal year.  Armstrong does not currently have a website available; however, all of these documents, as well as other information, is available upon request, without charge, by writing or calling collect:

Armstrong Associates, Inc.
750 N. St. Paul
Suite 1300
Dallas, Texas 75201-3250
(214) 720-9101
(214) 871-8948 FAX

Information about the Fund, including the Statement of Additional Information, annual and semi-annual reports to shareholders, can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. (call 1-202-942-8090 for information on how to use the Public Reference Room).  Reports and other information  about the Fund are also available on the EDGAR database at the SEC’s website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.  Armstrong’s Investment Company Act file number is 811-1548.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3250
(214)720-9101      (214)871-8948 FAX

Symbol ARMSX

ARMSTRONG ASSOCIATES, INC.
750 N. St. Paul, Suite 1300
Dallas, Texas  75201-3250
(214) 720-9101
(214) 871-8948 (Fax)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund which has been filed with the Securities and Exchange Commission.  The Prospectus can be obtained without charge by writing or calling the Fund collect at the above telephone number or address.

The date of this Statement of Additional Information and the Prospectus is October 28, 2011.

TABLE OF CONTENTS

Page
Armstrong's History and Classification	3
Certain Fundamental Restrictions on Investment Policy	3
Policy Concerning Disclosure of Fund Portfolio Holdings	3
Information Concerning the Directors and Officers of Armstrong Associates	4
Structure of Board of	5
Standing Director Committees	5
Director Ownership of Fund Shares	6
Director Compensation	7
Officer Compensation	7
Information on the Investment Adviser	8
Information on the Portfolio Manager	9
Code of Ethics	10
Availability of Proxy Voting Record	10
Proxy Voting Policies	10
Brokerage Allocation	11
Description of Capital Stock	11
Pricing of Shares	12
Purchase of Shares	12
Redemption of Shares	13
Calculation of Performance Data	14
Dividends and Federal Income Tax Status	14
Other Information	15
Custodian	15
Transfer Agent	15
Independent Auditors	15
Underwriter	15
Legal Counsel	15
Financial Statements.	16

ARMSTRONG'S HISTORY AND CLASSIFICATION

The Fund was incorporated under Texas law in 1967.  Since that time the Fund has been a diversified, open-end investment management company with the investment objective of capital growth.

CERTAIN FUNDAMENTAL RESTRICTIONS ON INVESTMENT POLICY

The Fund operates under certain restrictions on investment policy which are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund.  Under these restrictions, the Fund cannot:  (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities; (h) acquire more than 10% of any class of securities of any issuer; (i) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933; (l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or (o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

POLICY CONCERNING DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Armstrong Associates, Inc. discloses its portfolio holdings to investors and other interested parties on a calendar quarter basis.  The portfolio holdings as of June 30 and December 31 are disclosed through the reports made to shareholders, which are also filed with the Securities and Exchange Commission (SEC).  The portfolio holdings as of the quarters ending September 30 and March 31 are available through the SEC website as disclosed in Armstrong’s Shareholder Reports or on request by phone or mail to Armstrong directly.  The SEC filing of the holdings as of the September 30 and March 31 quarters are normally made within 60 days following the end of the quarter.  In the case of the June 30 and December 31 disclosures, the Shareholders Reports are typically mailed to the shareholders and filed with the SEC within 60 days of the end of the quarter.  Any change in the Fund’s disclosure policy requires prior approval of the Board.

INFORMATION CONCERNING THE DIRECTORS AND OFFICERS
OF ARMSTRONG ASSOCIATES, INC.

The directors of Armstrong Associates have been elected by the Fund’s shareholders to oversee the Fund’s operation and insure that management’s actions are in line with the objectives and limitations detailed in the Fund’s prospectus as well as in the best interests of the shareholders.  Each director serves the Fund until the Fund’s termination or the director’s resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the Fund’s adviser.  The mailing address of the directors and officers of the Fund is 750 N. St. Paul, Dallas, TX. 75201.

Name and	Position with Fund	Principal Occupation(s)
Date of Birth	and Starting year	during past 5 years

Officers/Director

C.K. Lawson	President,	President and Director,
September 14, 1936	Treasurer and Director	Portfolios, Inc.
1967

Candace L. Bossay	Vice President and	Vice President and
October 12, 1948	Secretary	Secretary,
	1973	Portfolios, Inc.

Independent Directors

George Y. Banks	Director	Retired Partner,
September 18, 1940	2009	Grant Thornton, LLP

Eugene P. Frenkel, M.D.	Director	Professor of Internal
August 27, 1929	1981	Medicine and Radiology, Southwestern
Medical School

Cruger S. Ragland	Director	Retired President,
August 7, 1933	1982	Ragland Insurance
Agency, Inc.

Ann D. Reed	Director	Private Investor
September 6, 1933	1981

STRUCTURE OF BOARD OF DIRECTORS

The Board of Directors of Armstrong consists of four independent directors and one interested director.  The Independent Directors have broad experience in a variety of fields which include medicine, insurance, charitable activities and public accounting.  The diverse backgrounds of the Directors, combined with long and in-depth association with the Fund, provide the Board with a wealth of insight and experience to call upon in carrying out the duties and responsibilities of the Board on behalf of the Fund.  The size and nature of the Fund and the established review procedures in place for the Fund’s operations, combined with the Board’s extensive experience with the Fund, enables the independent directors to provide in-depth risk oversight into the management and investment operations of the Fund.

The Board does not have a member designated as Chairman or lead independent director.  The Board considers its structure and organization appropriate due to the Board’s size, the operational characteristics and size of the Fund, the Fund’s investment objectives and investment strategy and the Board’s long association and individual experience with the Fund.

In addition to meetings of the audit and nominating committees, the independent directors meet as needed but at least annually in a private meeting with the Fund’s Chief Compliance Officer.  The Board believes its current structure provides effective and flexible risk and operational oversight of the Fund’s management and the Fund’s investment operations.

STANDING DIRECTOR COMMITTEES OF THE FUND

Audit Committee

The Audit Committee members are George Y. Banks (Chairman) and Cruger S. Ragland. The committee acts as liaison between the Independent Auditors (Auditors) of the Fund and the full Board of Directors (the Board) of the Fund.  The function of the committee is oversight and the Auditors are accountable to the committee and the Board.  The committee meets as necessary but at least annually. Committee responsibilities include reviewing the annual audit with the Auditors, meeting with the Auditors as needed and recommending the appointment of Auditors to the Board.

Nominating Committee

The Nominating Committee members are Ann D. Reed (Chairman), and Eugene P. Frenkel, M.D.  The committee makes nominations as needed for Independent Directors for the Board of Directors.  The committee meets as necessary.  The committee will consider nominees to the Board made by Fund shareholders.  Such recommendations should be submitted in writing to the Secretary of Armstrong Associates, Inc.

DIRECTOR OWNERSHIP OF FUND SHARES

On October 1, 2011 the officers and directors of the Fund, as a group, beneficially owned approximately 17.2% of the outstanding shares of the Fund, including approximately 6.1% beneficially owned by Mr. Ragland and approximately 6.7% beneficially owned by Mr. Lawson.  To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

The following table sets forth information describing the dollar range of shares beneficially owned by each director of Armstrong Associates, Inc. as of the end of the 2010 calendar year.

Dollar Range of Armstrong Shares Owned as of December 31, 2010
Name	Dollar Range of Fund Shares Owned
George Y. Banks	None
Eugene P. Frenkel, M.D	Over $100,000
C. K. Lawson	Over $100,000
Cruger S. Ragland	Over $100,000
Ann D. Reed	Over $100,000

DIRECTOR COMPENSATION

The directors of the Fund who are not affiliated with the Adviser received fees for retainers and for attending Board of Directors meetings aggregating $11,800 during the fiscal year ended June 30, 2011.  The compensation paid by the Fund to the Fund's directors for the fiscal year ended
June 30, 2011 was as follows:

DIRECTOR COMPENSATION TABLE

NAME	POSITION	AGGREGATE COMPENSATION FROM FUND
George Y. Banks	Director	$2,600
Eugene P. Frenkel, M.D.	Director	$2,600
C.K. Lawson	Director, President	$0
Douglas W. Maclay	Director (Deceased June 23, 2011)	$2,600
Cruger S. Ragland	Director	$2,600
Ann D. Reed	Director	$1,400

OFFICER COMPENSATION

All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund.  C. K. Lawson, President and a director of the Fund, and Candace. L. Bossay, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser.

INFORMATION ON THE INVESTMENT ADVISER

Since its organization in 1971, Portfolios, Inc. (“the Adviser”) has been the investment adviser of the Fund.  Pursuant to an Investment Advisory Agreement dated October 30, 1981 (the "Advisory Agreement"), Portfolios manages the Fund's investments.  The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year.  The Adviser furnishes to the Fund, at the Adviser's expense, office space, telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser.  Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of Portfolios.

Portfolios also performs certain accounting services for the Fund pursuant to an Administrative Services Agreement dated October 25, 1985, for which the Fund compensates Portfolios at the rate of $16,000 per annum.  Under a Transfer Agent Agreement effective January 1, 1995, Portfolios became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent.  For these services, the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses including, without limitation, costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies.  Portfolios is a subagent with respect to certain recordkeeping and administrative services for individual retirement accounts, pursuant to an arrangement with Union Bank pursuant to which the bank acts as custodian for the individual retirement accounts and the Adviser pays the bank $7.50 per account, per year, which charge is passed through to the account holder without markup.

The Advisory Agreement provides that Portfolios shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year:  2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets.  For the fiscal years ended June 30, 2009, 2010, and 2011 the Fund paid investment advisory fees of $105,945, $104,260 and $111,814 respectively.

Portfolios is engaged in the business of providing investment advisory and management services to individual and institutional investors.  Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser.

INFORMATION ON THE PORTFOLIO MANAGER

C. K. Lawson is President of Portfolios, Inc., the investment adviser to the Fund, and he is the portfolio manager that is responsible for the day-to-day management of the Fund’s portfolio.  Armstrong is the only registered investment company managed by Mr. Lawson. He does not manage any other pooled investment vehicles.  As of June 30, 2011, he managed 46 other investment portfolios for clients of Portfolios, Inc. that involved assets with an approximate market value of $158 million.  All of the investment portfolios are managed on a fee basis.  None of the accounts are managed on a performance-fee basis.  The investment objectives of the investment portfolios of these clients are developed based on specific individual account considerations and the investments used in the individual portfolios may include taxable and tax exempt bonds, cash equivalents and equity investments.

Mr. Lawson’s compensation is paid by Portfolios, Inc. and is a combination of salary and bonus.  His compensation is not related to the pre- or after-tax performance of the Fund or the value of the assets held in the Fund.  All full-time employees of Portfolios, Inc., including Mr. Lawson, participate in a retirement plan sponsored by Portfolios.  Mr. Lawson owns between $500,001 - $1,000,000 in shares of the Fund.

Due to the size of Armstrong’s investment portfolio and the type of investments used in the portfolio, the size and investment diversity of the individually managed portfolios and the overall liquidity of the investments used in the Fund and in the individually managed portfolios, there have been no material conflicts in the investment management of the Fund and the individual accounts or in the allocation of investment opportunities between the Fund and the individually managed accounts.

CODE OF ETHICS

The Fund and its Adviser, Portfolios, Inc., have adopted a Code of Ethics (the Code) that covers applicable personnel of the Fund and the Adviser. Within specific guidelines, restrictions, and procedures and after receiving prior management approval, the Code permits subject personnel to invest in securities covered by the Code for their own accounts, including securities that may be purchased or held by the Fund.  Securities not covered by the Code include open-ended mutual funds (except shares of the Fund which require prior approval), U.S. Treasury securities and certain money market instruments.  The Code is available without charge, upon request, by calling (collect) at (214)-720-9101 or on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF PROXY VOTING RECORD

A copy of Armstrong’s proxy voting record regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling Armstrong Associates, Inc. (collect) at (214)-720-9101 or on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

In the universe of mutual funds, Armstrong Associates, Inc. (the “Fund”) is a relatively small entity.  It has the investment objective of capital growth and the securities of companies that it generally invests in are actively traded on major domestic exchanges.  The size of the Fund’s investment positions, the liquidity of the stocks that it invests in and the large number of potential investments gives the Fund’s investment manager a significant level of flexibility in making investment decisions for the Fund’s portfolio.  It is the view of the Fund’s Board of Directors that the investment manager should focus efforts on finding investments that are likely to meet the Fund’s objectives.

The proxies received on the investments held in Armstrong’s portfolio are reviewed and evaluated individually by the Fund’s investment manager.  The evaluation takes into consideration the nature of a company’s business and the expectations involved in owning a particular company’s securities.  A primary consideration in making and maintaining a portfolio investment is the level of confidence the investment manager has in a company’s investment prospects and the capability of the company’s management to achieve those prospects.  Generally, proxies are voted in favor of management proposals and recommendations; however, if management proposals seem, on analysis, to be inappropriate to the best interest of the Fund shareholders, the Fund’s investment manager will vote against such proposals.  In line with the investment flexibility of the Fund given its market position, if an analysis is sufficiently negative to undermine confidence in the company’s management and its investment prospects, the Fund’s investment manager would consider selling the investment and reinvesting the proceeds elsewhere.

BROKERAGE ALLOCATION

In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available.  It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to Portfolios, Inc.  Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund.  Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund.  There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges.  The amount of the brokerage commission is typically negotiated after the completion of the transaction.  The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.  In fiscal 2011 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser.  Neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

For the fiscal years ended June 30, 2009, 2010 and 2011 the Fund paid aggregate brokerage commissions of $6,050, $5,350 and $8,175 respectively.  Year-to-year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

DESCRIPTION OF CAPITAL STOCK

Armstrong has authorized capital of 6,000,000 shares of common stock, par value of $1 per share.  Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation.  Annual meetings of shareholders will not be held except as required by applicable law.  Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable.

PRICING OF SHARES

The public offering price of the Fund's shares is equal to the Fund's net asset value per share.  The entire offering price from the sale of the Fund's shares accrues to the Fund.

The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share.  The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding.

The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  The Fund shares will not be priced on any days that the New York Stock Exchange does not open.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and (ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.

When market quotations are not available, a security shall be valued at the fair market value determined in line with procedures established by the Board of Directors of the Fund.  In the event that the Fund should have other assets, they would also be valued at fair market value as determined in good faith by the Board of Directors.  Using fair market value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

PURCHASE OF SHARES

The Fund continuously offers its shares directly to the public at the net asset value next computed after receipt of a check made payable to Armstrong Associates, Inc., or receipt of funds wired to the Funds’ custodian bank (See "Information on Purchase and Redemption of Fund Shares" in the Prospectus).

REDEMPTION OF SHARES

The Fund will redeem shares from shareholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the Fund may require the signature of the appropriate persons signing or endorsing any redemption request or stock certificate to be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions, " as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.  A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000.  Credit unions must be authorized to issue signature guarantees.  Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.  A notary public's signature acknowledgment will not be accepted as a substitute for such a signature guarantee.

Payment for shares redeemed will be made by the Fund within four days of receipt of the written redemption request along with the proper documentation.  Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of investors.  Any determination regarding when trading on the New York Stock Exchange is restricted for the purpose of (b) above, or whether an emergency referenced in (c) above exists, will be made by the SEC.

Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities.  However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund.  If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed.  Brokerage costs may be incurred by the investor in converting the securities to cash.  In addition, the investor would be exposed to investment risks associated with the securities received and capital gain taxes could be incurred on the sale of the securities.

CALCULATION OF PERFORMANCE DATA

From time-to-time the Fund may advertise its total return.  Total return figures are based on historical performance results and are not intended to indicate future performance.  The total return of the Fund refers to the average annual percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.  The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return.

Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $10,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:	P	=	A hypothetical initial investment of $10,000
T	=	Average annual total return
n	=	Number of years
ERV	=	Ending redeemable value of the hypothetical $10,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.

DIVIDENDS AND FEDERAL INCOME TAX STATUS

The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification.  As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders.   Distributions to shareholders ordinarily will be taxable, although shareholders not subject to federal income tax will not be required to pay taxes on distributions from the Fund.  If the Fund failed to qualify under Subchapter M, the Fund would be taxable on its net ordinary income and net capital gains, thereby reducing the net ordinary income and net capital gains available for distribution to shareholders.

OTHER INFORMATION

Custodian.  Union Bank, N.A., 475 Sansome Street, 15th Floor, San Francisco, California  94111-3103 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.

Transfer Agent.  Portfolios, Inc., 750 N. St. Paul, Suite 1300, Dallas, Texas  75201-3250 is the Fund's transfer agent and dividend disbursing agent.

Independent Auditors.  Travis Wolff, L.L.P., 15950 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, are independent auditors for the Fund.  The statements of assets and liabilities and portfolio of investments in securities as of June 30, 2011 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for the year then ended, and selected per share data and ratios for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of Travis Wolff, L.L.P. , and upon the authority of said firm as experts in auditing and accounting.

Underwriter.  The Fund has no underwriter.

Legal Counsel.  Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.

Statement of Assets and Liabilities — June 30, 2011

Assets:
Investments in securities at market value (identified cost, $8,420,258)	$15,121,419
Cash	79,070
Dividends receivable	14,973
Interest receivable	83
Prepaid expenses and other assets	1,521
Total assets	$15,217,066
Liabilities:
Payable to Portfolios, Inc.	11,823
Payable for purchases of securities	367,789
Accrued expenses and other liabilities	600
Total liabilities	380,212
Net assets	$14,836,854
Net assets consist of
Paid-in capital	$8,533,399
Undistributed net investment income	13,638
Accumulated undistributed net realized loss on investments	(411,344)
Net unrealized appreciation on investments	6,701,161
Net assets applicable to 1,319,070 shares outstanding	$14,836,854
Net asset value per share	$11.25

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — Years Ended June 30

	2011	2010
Operations:
Net investment income	$70,328	$32,944
Net realized gain (loss) on investments	79,683	(104,575)
Increase in unrealized appreciation of investments	2,523,610	916,539
Net increase in net assets resulting from operations	2,673,621	844,908
Distributions to shareholders
Distribution of interest and dividend income	(52,907)	(26,583)
Distribution of net realized capital gains	—	—
Decrease in net assets resulting from distributions to shareholders	(52,907)	(26,583)
Capital share transactions
Net proceeds from sale of capital stock	472,003	228,601
Net asset value of shares issued as reinvestment of dividends	52,136	26,179
Less cost of shares repurchased	(513,372)	(1,138,395)
Net increase (decrease) in net assets resulting from capital share transactions	10,767	(883,615)
Total increase (decrease) in net assets	2,631,481	(65,290)

Net assets, beginning of year	12,205,373	12,270,663
Net assets, end of year (a)	$14,836,854	$12,205,373

(a):  At June 30, 2011 and 2010, undistributed net investment income (losses) were $13,638 and ($3,782), respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Operations — Year Ended June 30, 2011

Investment income
Dividends		$251,159
Interest		1,311
		252,470
Operating expenses
Investment advisory services	111,814
Administrative services	16,000
Custodian services	6,808
Transfer agent services	10,313
Audit and tax services	10,032
Registration fees, licenses, and other	4,551
Reports and notices to shareholders	8,059
Directors’ fees	11,890
Insurance premiums	1,805
Legal fees	870	182,142
Net investment income		70,328
Realized and unrealized gains on investments
Realized gains
Proceeds from sales		1,220,936
Cost of securities sold		(1,141,253)
Net realized gains		79,683
Unrealized appreciation
Beginning of year		4,177,551
End of year		6,701,161
Increase in unrealized appreciation		2,523,610
Net realized and unrealized gains on investments		2,603,293
Increase in net assets from operations		$2,673,621

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2011

	Shares or principal amount	Cost	Market value
COMMON STOCK (87.0%)
Industry and issue
Aerospace and Diversified Industrial Goods (13.7%)
The Boeing Company	5,000	$293,580	$369,650
Caterpillar, Inc.	4,000	267,040	425,840
General Electric Company	15,000	147,489	282,900
SPX Corporation	3,000	167,286	247,980
United Technologies Corporation	8,000	254,750	708,080
		1,130,145	2,034,450
Beverages and Food Products (8.7%)
Kraft Foods Company	6,500	207,407	228,995
Pepsico, Inc.	15,000	87,602	1,056,450
		295,009	1,285,445
Business Services and Products (7.7%)
Avery Dennison Corporation	10,000	140,800	386,300
Iron Mountain, Inc.	15,750	265,081	536,918
Staples, Inc.	13,500	175,875	213,300
		581,756	1,136,518
Consumer Staples (5.7%)
Kimberly Clark Corporation	6,000	227,121	399,360
Procter & Gamble Company	7,051	166,631	448,232
		393,752	847,592
Energy Related (7.4%)
Chevron Corporation	3,000	211,633	308,520
Halliburton Company	11,000	238,361	561,000
Weatherford International, Ltd.	12,500	177,958	234,375
		627,952	1,103,895
Entertainment Services (2.7%)
DIRECTV*	8,000	198,781	406,560
		198,781	406,560
Environmental Services (11.0%)
Stericycle, Inc.*	4,500	230,318	401,040
Waste Connection, Inc.	27,000	241,040	856,710
Waste Management, Inc.	10,000	309,300	372,700
		780,658	1,630,450
Financial Services (3.4%)
American Express Company	5,000	231,450	258,500
Western Union Company	12,000	220,229	240,360
		451,679	498,860
Industrial Gases (5.5%)
Praxair, Inc.	7,500	134,928	812,925
		134,928	812,925

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2011, continued

	Shares or principal amount	Cost	Market value
Medical Products (7.4%)
Abbott Laboratories, Inc.	10,000	57,012	526,200
Medtronic, Inc.	15,000	142,828	577,950
		199,840	1,104,150
Retail Stores (5.6%)
CVS Caremark Corporation	8,000	233,482	300,640
Wal-Mart Stores, Inc.	10,000	123,000	531,400
		356,482	832,040
Technology Related Products (7.1%)
Cisco Systems, Inc.	11,000	196,641	171,710
Corning, Inc.	12,000	65,522	217,800
EMC Corporation*	8,000	221,611	220,399
Hewlett Packard Company	5,000	212,640	182,000
Intel Corporation	12,000	201,840	265,920
		898,254	1,057,829
Transportation Services (0.1%)
United Parcel Service, Inc.	2,000	146,177	145,860
		146,177	145,860
Total common stocks		$6,195,413	$12,896,574

SHORT-TERM DEBT (15.0%)
U.S. Treasury bills due July to September 2011
(Interest rate range 0.02% – 0.03%)		$2,224,845	$2,224,845
Total investment securities – 101.9%		$8,420,258	$15,121,419
Other assets less liabilities – (1.9%)			(284,565)
Total net assets -– 100.0%			$14,836,854

*  Non-income producing

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — June 30, 2011

Note 1 - Operations and Summary of Significant Accounting Policies
Nature of Operations
Armstrong Associates, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued, in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and, in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with the framework established under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820-10-35 “Fair Value Measurements”.  Using the fair market value to price securities may result in value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Short-term debt securities are carried at cost which approximates market.
Fair Value Measurement
Fair value measurements defines fair value, expands disclosure requirements, and specifies a hierarchy of valuation measurement techniques.  The following are the levels of the hierarchy and a brief description of the type of valuation information (inputs) used to determine the value of the Fund’s investments.
• Level 1: Quoted prices for identical assets in active markets.
• Level 2: Significant inputs other than Level 1 that are based on observable market data.  These inputs could include, among other things, quoted prices for similar assets in active markets, quoted prices for identical assets in inactive markets and inputs that are observable that are not prices.
• Level 3: Developed from significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
All of the Fund’s investments were classified as Level 1 as of June 30, 2011.
Investment Transactions and Investment Income
Investment transactions are recorded on the trade date basis, and realized gains and losses are calculated using the identified cost method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded daily on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.
Distributions
Distributions of ordinary income and/or capital gains to shareholders, when made, normally occur in the fourth quarter of the calendar year.
Note 2 — Investment Advisory, Transfer Agent and Administrative Fees
Portfolios, Inc. (Portfolios) is the investment advisor and transfer agent for the Fund and provides administrative services for the Fund under Investment Advisory, Transfer Agent and Administrative Services Agreements.  An officer and director of Portfolios is also an officer and director of the Fund.
Under the terms of the Investment Advisory Agreement, the Fund pays Portfolios a fee of .80% per annum of the average net asset value of the Fund.  For the year ended June 30, 2011, investment advisory fees to Portfolios amounted to $111,814.  Transfer Agent fees of $10,313, and Administrative Services fees of $16,000, charged in equal monthly installments, were incurred by the Fund for the year ended June 30, 2011.  At June 30, 2011, the Fund owed Portfolios $11,823 in accrued investment advisory, transfer agent and administrative fees.
In order to effectively limit the expenses of the Fund, the advisor has agreed to reimburse the Fund for all expenses (including the advisory fee but excluding the brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Fund in any fiscal year in excess of 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets.  No reimbursements were required during the year ended June 30, 2011.
Note 3 — Purchases and Sales of Securities
For the year ended June 30, 2011, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, including applicable commissions, totaled $1,507,448 and $1,220,936, respectively.
The Fund paid total brokerage commissions aggregating $8,175 in 2011 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.
Note 4 — Federal Income Taxes
As of June 30, 2011, the Fund qualified and intends to continue to qualify each fiscal year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Fund will not be subject to federal income taxes

Notes to Financial Statements — June 30, 2011, continued

to the extent that it distributes all of its taxable income for its fiscal year.
On June 30, 2011, the cost of investment securities for tax purposes was $8,420,258.  Net unrealized appreciation of investment securities for tax purposes was $6,701,161, consisting of unrealized gains of $6,758,261 on securities that had risen in value since their purchase and $(57,100) in unrealized losses on securities that had fallen in value since their purchase.
At June 30, 2011, the tax basis components of distributable earnings were as follows:

2011
Unrealized appreciation	$6,758,261
Unrealized depreciation	(57,100)
Net unrealized appreciation	$6,701,161
Undistributed ordinary income	13,368
Undistributed short-term capital gains	9,053
Undistributed long-term capital gains	70,631
Capital loss carryforwards (a)	(235,535)

(a) Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2013	$(130,960)
Expiring in 2014	(104,575)
$(235,535)

Condensed Financial Information

Selected per Share Data and Ratios
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.05	.02	.04	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	1.97	.58	(2.72)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	2.02	.60	(2.68)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	.04	.02	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	—	—	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$11.25	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return	21.82%	6.89	-22.39	-4.55	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	$14,837	$12,205	12,271	16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.30	1.32	1.30	1.17	1.2	1.2	1.3	1.2	1.3	1.2	1.2	1.2	1.2	1.3	1.4	1.4
Ratio of net investment income to average net assets	.5	.3	.4	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	10%	4	5	2	4	11	7	5	4	7	9	6	3	20	7	19

(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the thirty-five year period ended June 30, 2011

The accompanying notes are an integral part of these financial statements.

Note 5 — Capital Stock
On June 30, 2011, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,533,399. Transactions in capital stock for the years ended June 30, 2011 and 2010 were as follows:

	2011	2010
Shares bought	$4,994	$2,652
Shares issued as reinvestment of dividends	46,508	22,638
	51,502	25,290
Shares redeemed	(49,059)	(119,962)
Net increase (decrease) in shares outstanding	$2,443	$(94,672)

Note 6 — Distributions to Shareholders
The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	2011		2010
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$52,907	$.04	$26,583	$.02
Capital gains	—	.00	—	.00
	$52,907	$.04	$26,538	$.02

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.8	1.8	1.8	1.9	1.9	1.8	1.9	2.0	1.7	1.6	1.7
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.6	1.6	1.7	1.5	1.6	1.5	1.5	1.5	1.5	1.5
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., (the Fund) including the schedule of portfolio investments in securities as of June 30, 2011, the related statement of operations for the year then ended, the related statements of changes in net assets for the years ended June 30, 2011 and 2010, and the selected per share data and ratios for each of the three years in the period ended June 30, 2011.  These financial statements and per share data and ratios are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.  The selected per share data and ratios for each of the four years in the period ended June 30, 2008, were audited by other independent registered public accountants whose report dated August 13, 2008, expressed an unqualified opinion.  The selected per share data and ratios for each of the thirteen years in the period ended June 30, 2004, were audited by other independent registered public accountants whose report thereon dated July 16, 2005, expressed an unqualified opinion.  The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc., as of June 30, 2011, the results of its operations for the year ended June 30, 2011, changes in its net assets for the years ended June 30, 2011 and 2010, and the selected per share data and ratios for each of the three years in the period ended June 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

Travis Wolff & Company, L.L.P.
Dallas, Texas

August 17, 2011

PART C: OTHER INFORMATION

Item 28.   Exhibits

(a)	Restated Articles of Incorporation of the Fund filed October 28, 1983 [Exhibit (a), Form N-1A Post-Effective Amendment No. 45]

(b)(1)	Bylaws of the Fund as amended through August 27, 1987 [Exhibit (b)(1), Form N-1A Post-Effective Amendment No. 45]

(b)(2)	Amendment to Bylaws of the Fund, effective August 25, 1993 [Exhibit (b)(2), Form N-1A Post-Effective Amendment No. 45]

(c)	See Exhibit (a)

(d)	Investment Advisory Agreement dated October 30, 1981 between the Fund and Portfolios, Inc. [Exhibit (d), Form N-1A Post-Effective Amendment No. 45]

(e)	None

(f)	None

(g)	Custody Agreement dated September 9, 1994 between the Fund and The Bank of California, N.A. [Exhibit g, Form N-1A, Post-Effective Amendment No. 45]

(h)(1)	Amended and Restated Transfer Agent Agreement dated May 17, 1995 [Exhibit (h)(1), Form N-1A Post Effective Amendment No. 45]

(h)(2)	Administrative Services Agreement dated October 24, 1985 between the Fund and Portfolios, Inc. [Exhibit (h)(2), Form N-1A Post-Effective Amendment No. 45]

(i)	Opinion of Jackson & Walker, L.L.P. as to legality of securities being registered and related consent [Exhibit (j), Form N-1A Post-Effective Amendment No. 46]

(j)	Travis,Wolff, L.L.P. [Filed Herewith]

(k)	Not Applicable

(l)	None

(m)	None

(n)	None

(o)	Reserved

(p)	Code of Ethics [Exhibit P, Form N-1A Post-Effective Amendment No. 52]

Item 29.   Persons Controlled by or Under Common Control with Registrant

None

Item 30.   Indemnification

Chapter 8 of the Texas Business Organizations Code and Article XI of the Bylaws of the Fund provide for the indemnification of directors and officers of the Fund against certain liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser

In addition to serving as investment adviser to the Fund, Portfolios, Inc. serves as investment adviser to a number of other persons, none of whom is believed to be an investment company.

Name	Positions and Offices with Portfolios, Inc.	Positions and Offices with the Fund

C. K. Lawson(a)	President, Treasurer and Director	President, Treasurer and Director

Candace L. Bossay(b)	Secretary	Vice President and Secretary

(a)  Mr. Lawson is President, Treasurer and a director of Lawson Investments, Inc. ("LII"), a corporation which owns all of the outstanding stock of Portfolios, Inc. and the principal business address of which is 750 North St. Paul, Suite 1300, Dallas, Texas 75201.

(b)  Ms. Bossay is Vice President and Secretary of LII.

Item 32.   Principal Underwriters

Not Applicable.

Item 33.   Location of Accounts and Records

Physical possession of all accounts, books and other documents required to be maintained by the Fund and the Adviser pursuant to ss.31 of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Fund and the Adviser at 750 North St. Paul, Suite 1300, Dallas, Texas, except that certain records are maintained at the offices of the Fund's custodian, The Union Bank of California, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104.

Item 34.   Management Services

Not applicable.

Item 35.   Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas, on October 28, 2011.

ARMSTRONG ASSOCIATES, INC.

By:	/s/ Candace L. Bossay
Candace L. Bossay,
Vice President

Pursuant to the requirements of the Securities Exchange Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on October 28, 2011.

Signature	Title

C.K. LAWSON*	President, Treasurer and Director
(Principal Executive Officer and Principal Financial and Accounting Officer)

EUGENE P. FRENKEL*	Director

DOUGLAS W. MACLAY*	Director

CRUGER S. RAGLAND*	Director

ANN REED DITTMAR*	Director

GEORGE Y. BANKS*	Director

*By:	/s/ Candace L. Bossay
Candace L. Bossay Attorney-in-Fact under Power of Attorney filed as Exhibit 15